SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Cash Account Trust Government & Agency Securities Portfolio Tax-Exempt Portfolio Cash Management Fund Cash Reserve Fund, Inc. Prime Series Cash Reserves Fund Institutional	Daily Assets Fund Institutional Deutsche Money Market Prime Series Deutsche Money Market Series Deutsche Variable NAV Money Fund Investors Cash Trust Treasury Portfolio	NY Tax Free Money Fund Tax Free Money Fund Investment Tax-Exempt California Money Market Fund Deutsche Variable Series II: Deutsche Money Market VIP

Dividends (money market funds). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund’s prospectus.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for DeAWM IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

Please Retain This Supplement for Future Reference

March 25, 2015
SAISTKR-194